Property and Equipment (Tables)	12 Months Ended
Dec. 31, 2012
Property And Equipment

Property and equipment consists of the following as of:

	December 31,
	2012	2011
	(In thousands)
Drillships and related equipment	$3,892,623	$3,435,665
Other property and equipment	7,025	12,441

Property and equipment, cost	3,899,648	3,448,106
Accumulated depreciation	(139,227)	(12,096)

Property and equipment, net	$3,760,421	$3,436,010